Exhibit 99.2

NABORS

2Q 2012 Earnings Presentation

July 25, 2012

Presenter:

Anthony G. Petrello

Chairman, President & Chief Executive Officer

Forward-Looking Statements

We often discuss expectations regarding our markets, demand for our products and services, and our future performance in our annual and quarterly reports, press releases, and other written and oral statements. Such statements, including statements in this document incorporated by reference that relate to matters that are not historical facts are “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These “forward-looking statements” are based on our analysis of currently available competitive, financial and economic data and our operating plans. They are inherently uncertain, and investors must recognize that events and actual results could turn out to be significantly different from our expectations.

You should consider the following key factors when evaluating these forward-looking statements:

• fluctuations in worldwide prices and demand for natural gas, natural gas liquids and crude oil;

• fluctuations in levels of natural gas, natural gas liquids and crude oil exploration and development activities;

• fluctuations in the demand for our services;

• the existence of competitors, technological changes and developments in the oilfield services industry;

• the existence of operating risks inherent in the oilfield services industry;

• the existence of regulatory and legislative uncertainties;

• the possibility of changes in tax laws;

• the possibility of political instability, war or acts of terrorism in any of the countries in which we do business; and

• general economic conditions including the capital and credit markets.

Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities. Therefore, a sustained increase or decrease in the price of natural gas, natural gas liquids or crude oil, which could have a material impact on exploration and production activities, could also materially affect our financial position, results of operations and cash flows.

The above description of risks and uncertainties is by no means all inclusive, but is designed to highlight what we believe are important factors to consider.

NABORS

Macro Outlook

Lower Commodity Pricing Affecting Customers’ Cash Flows & Budgets

$120.0

$100.0

$80.0

$60.0

$40.0

$20.0

$0.0

Oil prices down 11% since Jan 2012 and flat since Jan 2011

Natural Gas prices up 2% since Jan 2012 and down 33% since Jan 2011

NGL prices down 34% since Jan 2012 and down 22% since Jan 2011

$6.0

$5.0

$4.0

$3.0

$2.0

$1.0

$0.0

1/3/2011 7/3/2011 1/3/2012 7/3/2012

Source: Bloomberg

WTI Cushing Spot Price

NGL US Blended Avg.

Henry Hub Nat Gas Spot

NABORS

US Land Rig Count – At Inflection Point?

Down 108 Rigs From Nov 2011 Peak, 31 In Last 2 Weeks

US Land Rig Count (2003 – Current)

2500

2000

1500

1000

500

0

1/3/2003 1/3/2004 1/3/2005 1/3/2006 1/3/2007 1/3/2008 1/3/2009 1/3/2010 1/3/2011 1/3/2012

US Land Rig Count

US Land Rig Count

2000 1975 1950 1925 1900 1875 1850

1992

1915

1884

11/4/2011 12/4/2011 1/4/2012 2/4/2012 3/4/2012 4/4/2012 5/4/2012 6/4/2012 7/4/2012

US Land Rig Count

Source: Baker Hughes US Rotary Rig Count

NABORS

Asset Dispositions

Status Timing / Value # of Rigs

US:

Peak USA Completed $14 MM

Canada:

Blue Sky/Airborne Evaluating Bids 2012

Hybrid Coiled Tubing Drilling Rigs Withdrawn 2012 12

Workover & Well Services Evaluating Bids 2012 174

Alaska:

Peak Oilfield Services Marketing 2012

Subtotal $300 - $400 MM

Offshore:

US GOM Jackup Rigs In Process TBD 5

US GOM Barge Rigs In Process TBD 5

International Jackup Rigs In Process TBD 8

Subtotal

Value To Be Determined

NABORS

Asset Dispositions: Oil and Gas Operations

Recent Sales:

Action

California Sale

Austin Chalk Sale

Colombia Sale

Miscellaneous

Total

Date

4Q11

1Q12

2Q12

2Q12

Proceeds

$72 MM

4 MM

73 MM

5 MM

$154 MM

Remaining Properties:

Oil & Gas Assets

Eagle Ford

Alaska North Slope

British Columbia

Horn River

Montney & Other

NFR Energy (49.8%) (1)

Status

In Process

In Process

Planned

Planned

Planned

Details

$225 – 325 MM

33,800 acres

31,600 acres

1.3 Tcfe SEC proved

(1) At 6/30/12

NABORS

Asset Dispositions: Oil and Gas Operations

Alaska Land Position – 230,000 Gross Acres Ramshorn ~ 50% WI

Central –56,000 acres

Appaloosa

Tofkat

Mustang

Telemark

eni

NSU

OU

MPU

P PIONEER

REPSOL

CRU

ConocoPhillips

ConocoPhillips

PBU

DIU

LU

BU

PTU

SA ANT

REPSOL

ExxonMobil

Statoil

ConocoPhillips

Great Bear Petroleum LLC

Western – 89,000 acres

Eastern – 85,000 acres

NABORS

Asset Dispositions: Oil and Gas Operations

British Columbia Horn River Land Position – 33,000 Net Acres

Quick Silver

SMR Encana Apache

Storm

Devon

EOG

Ramshorn Canada

Conoco Phillips

Devon

Encana/Apache

Nexen

94-O-15

94-O-16

94-P-13

94-O-6

94-O-6

94-O-11

94-O-14

94-P-5

94-P-12

94-P-13

94-O-7

94-O-8

94-P-5

Kilometres 0 5 10 15

Miles 0 5 10

D-95-B-3 B-95-B-3 D-95-B-2 B-95-B-2 D-95-B-1 B-95-B-1 D-95-A-4 B-95-A-4 D-95-A-3 B-95-A-3 A-95-A3

EOG QUICKSILVER RCIL

94-O-16 DEVON

9-P-13 94-P-14 94-O-11

EOG

94-O-10 94-O-9 9-P-12 94-P-11

APACHE/ENCANA

CONOCO – PHILIPS

NEXEN DEVON

94-O-6 94-O-7 94-O-8 94-P-6

SPECTRA

GAS GATHERING PIPELINES

IMPERIAL

94-O-3 94-O-2 94-O-1 94-P-4 94-P

PENGROWTH

SUNCOR

94-J-14 94-J-15 94-J-16 94-I-13 94-I-14

Ft Nelson

94-J-11 94-J-10 94-J-9 94-I-12 94-I-11

E-94-J-11 G-94-J-11 E-94-J-10 G-94-J-10 E-94-J-9 G-94-J-9 E-94-I-12 G-94-I-12 E-94-I-11 G-94-I-11 H-94-I-11

Projection:

Longitude/Latitude Miles 5 15 24

Longitude/Latitude Km 5 15 24 32 40

Notes: May 3, 2010

HCHMS

HRBPG Activity

CONFIDENTIAL

Scale 1:200,000

NABORS

Ample Liquidity With Five Year Duration

As of June 30, 2012 ($M’s)

Liquidity and Revolving Credit:

Cash + Investments

Credit Line

Current Liquidity

Maturity

9/14

Interest Rate

1.75%

Face Value

$1,400,000

Available

$460,634

490,000

$950,634

Term Debt:

Senior Secured Notes

Senior Secured Notes

Senior Secured Notes

Senior Secured Notes

Senior Secured Notes

Total Term Debt

Weighted Average Interest Rate

Maturity

8/12

2/18

1/19

9/20

9/21

Coupon

Rate

5.375%

6.15%

9.25%

5.00%

4.625%

Face Value

$275,000

975,000

1,125,000

700,000

700,000

$3,775,000

6.6%(1)

(1) Excludes 8/12 maturity

5.7 year duration(1)

NABORS

Our Priorities: Enhance Balance Sheet Flexibility

Targeted Net Debt Reduction – 40% 25% by EOY 2013

($MM’s)

Total Debt

Cash and Investments

Net Debt

Shareholders’ Equity

Gross Debt to Capitalization

Net Debt to Capitalization

Coverage(1)

Leverage(2)

Actual

1Q12

$4,773

500

4,273

5,811

45%

42%

8.0x

2.4x

2Q12

$4,674

461

4,213

5,718

45%

42%

7.7x

2.5x

Targeted(3)

EOY 2012

$4,455

461

3,994

6,045

42%

40%

7.9x

2.3x

EOY 2013

$3,489

586

2,902

6,655

34%

30%

9.7x

1.5x

(1) Coverage defined as EBITDA / Interest Expense

(2) Leverage defined as Total Debt / EBITDA

(3) Based on consensus EBITDA of $1.1 BN for July to Dec 2012 and $2.3 BN 2013 as of 7/20

NABORS

Nabors Global Infrastructure

Expected Seasonally Weak Second Quarter

Operating Income

($MM’s) FY 2011 1Q12 2Q12

US Lower 48 $414 $132 $127

US Offshore 1 8 10

Alaska 28 27 9

Canada 95 49 (4)

International 124 21 16

Rig Services 56 30 28

Drilling and Rig Services Total $717 $267 $186

Well Servicing $75 $22 $29

Pressure Pumping 229 65 46

Completion and Production Services Total $304 $87 $75

Oil & Gas 60 6 5

Corporate & Eliminations (153) (38) (36)

Total Operating Income $927 $321 $230

Subtotals may not sum due to rounding

NABORS

Drilling & Rig Services

Adjusted Income (Loss) Derived from Operating Activities

($M’s) 2Q11 FY 2011 1Q12 2Q12

Drilling and Rig Services:

US Lower 48 $99,231 $414,317 $131,581 $126,532

US Offshore (1,059) 843 7,732 9,924

Alaska 8,288 27,671 27,420 8,895

Canada (2,512) 94,637 49,287 (3,718)

International 35,851 123,813 21,138 16,401

Other Rig Services 13,946 55,617 29,846 28,179

Total $153,745 $716,898 $267,004 $186,213

NABORS

Drilling & Rig Services

Global Rig Fleet

AC SCR Mech Total

Land

US Lower 48 152 115 40 307

International 34 63 34 131

Canada 26 21 33 80

Alaska 4 12 3 19

Offshore

US GOM 4 26 2 32

International 2 25 - 27

Total 222 275 116 613

Note: Includes 2012 and 2013 scheduled new equipment deployments

NABORS

Drilling & Rig Services

US Lower 48 – Basin Summary

Shale Plays & Basin

Oil/Gas

Working Drilling Rigs

Marcellus Gas 14

Haynesville Gas 22

Bakken/Rockies Oil/Gas 77

Eagle Ford Oil 32

Permian Oil 33

Barnett Gas 4

Granite Wash Oil/Gas 8

Other Oil/Gas 26

Total 216

Note: As of 7/20/12 including 12 scheduled new contracted rigs

NABORS

Drilling & Rig Services

US Lower 48 – Term Contracts in Force at June 30, 2012

Quarter End Number Of Rigs

Subject To Term Contracts(1)

2Q12 3Q12 4Q12 1Q13 2Q13

1Q 2012 149 111 85 71 66

2Q 2012 146 128 87 74 65

($MM’s) Actual Estimates

Non-Working Rig Revenue 2Q12 3Q12 4Q12 Out Years

Lump Sum $1.2 $8.4 - -

Lump Sum: Amortized Monthly $0.6 $0.6 $0.6 $4.7

Standby: Monthly $2.6 $2.9 $2.7 $3.9

Total $4.4 $11.9 $3.3 $8.6

(1) Represents the quarter end number of contracts in force with no incremental contract awards in the future

NABORS

Drilling & Rig Services

Canada Summary by Basin – 2Q12 Represents Seasonal Trough

Basin Oil/Gas Total Rigs

Working Rigs

1Q12 2Q12

Horn River Gas 5 7 2

Montney Oil/Gas 14 8 4

Duvernay Oil 8 11 -

Oil Sands Oil 8 8 8

Cardium Oil 24 14 10

Saskatchewan Oil 6 2 2

Total 65 50 26

Note: Total rigs 7/20/12 and working rigs 3/31/12 and 6/30/12 respectively

NABORS

Completion & Production Services

Adjusted Income Derived from Operating Activities

($M’s) 2Q11 FY 2011 1Q12 2Q12

Completion and Production Services:

Pressure Pumping $43,888 $229,125 $64,860 $46,144

Well Servicing 16,526 74,725 21,888 28,599

Total $60,414 $303,850 $86,748 $74,743

NABORS

Completion & Production Services

Strategically Positioned Assets

Shale Plays & Basin

Frac Crews

LTSA Spot

CTU

Well Svc Rigs

Fluid Svc Trucks

Frac Tanks

Marcellus/Utica 2 1 4 11 143 717

Bakken/Rockies 8 2 2 76 35 323

Eagle Ford 2 1 4 24 162 583

Permian 1 2 - 125 314 1,106

Barnett/Haynesville - - - 18 128 405

Granite Wash - - - 37 133 601

Canada - 2 - 176 - -

Other - - 2 211 105 99

Idle - 5 - - - -

Total 13 13 12 678 1,020 3,834

Note: As of 7/20/12

NABORS

Ancillary Information

NABORS

Nabors Global Infrastructure

Margins and Activities

2Q11 1Q12 2Q12

Drilling Margin (1) Rig Yrs Margin (1) Rig Yrs Margin (1) Rig Yrs

US Lower 48 $10,201 194.2 $10,942 219.0 $11,178 217.9

US Offshore 11,937 9.4 19,630 11.9 18,729 14.0

Alaska 44,615 4.5 48,124 8.2 42,970 4.4

Canada 11,597 22.5 14,282 48.7 9,926 20.3

International 13,135 102.8 11,023 117.7 10,959 120.9

Well Servicing Rev/Hr Rig Hrs Rev/Hr Rig Hrs Rev/Hr Rig Hrs

US Lower 48 $456 195,949 $529 213,026 $539 220,304

Canada 742 29,254 834 57,044 739 35,710

(1) Margin = gross margin per rig per day for the period. Gross margin is computed by subtracting direct costs from operating revenues for the period.

NABORS

Rig 103

Pad To Pad Move

NABORS